Pilgrim's Pride Corporation

BMO Capital Markets
Agriculture and Protein Conference

May 17, 2007



O.B. Goolsby, Jr.
Chief Executive Officer

Rick Cogdill
Chief Financial Officer

www.pilgrimspride.com

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, including as to the expected benefits and synergies associated with the acquisition of Gold Kist and changes in pricing, demand and market conditions for chicken products and profitability, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; inability to consummate, or effectively integrate, any acquisition, including integrating our recent acquisition of Gold Kist, or realize the associated cost savings and operating synergies currently anticipated; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- The information included in this presentation should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and subsequent reports filed with the Securities and Exchange Commission.
- Unless the context otherwise requires, the pro forma financial information referenced in this presentation assumes that we completed the acquisition of Gold Kist and the related financings at the beginning of the period presented. Please see our Current Report on Form 8-K/A filed by us with the Securities and Exchange Commission on January 24, 2006.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude the estimated effects of the recall of certain of our products, the effects of the restructuring of our turkey operations and other related expenses, to exclude recoveries resulting from our vitamin and methionine and other litigation, and accounting adjustments related to benefit plans. We have also included certain information regarding Gold Kist results of operations and components thereof that have been adjusted to exclude benefit plan and pension settlement loss, conversion expenses, loss on investment, debt prepayment penalties, stock based compensation and expenses related to response to acquisition proposal and strategic alternatives. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Pilgrim's Pride: Company Snapshot

- Founded in 1946; IPO in 1986
- Largest chicken producer in the U.S.
- NYSE-listed: PPC
  - 66,555,733 common shares outstanding
  - ~$1 billion of public debt
- On an LTM pro forma basis ("PF"), PPC sold ~8.8 billion pounds of dressed chicken totaling $7.5 billion as of 3/31/07
- Significant History of Acquisitions
  - Gold Kist Inc. – December 2006
  - Con Agra Foods Inc. Chicken Division – November 2003
  - Wampler Foods (WLR) – January 2001

Pilgrim's Pride U.S. Chicken Lbs. Produced

Million Lbs.

Compound Annual Growth Rates

FY1997 – FY2006	18.7%
FY1997 – LTM 3/31/07 PF	23.1%



10
9
8
7
6
5
4
3
2
1
0
+ WLR
+ ConAgra
+ Gold Kist
FY 1997
FY 1998
FY 1999
FY 2000
FY 2001
FY 2002
FY 2003
FY 2004
FY 2005
FY 2006
LTM 3/31/07 PF

Number One Chicken Company

U.S. Chicken Industry Leaders' Market Share by Production[(1)]


Other, 31.2%
Foster, 2.3%
Mountaire , 3.8%
Sanderson , 4.7%
Wayne , 4.8%
Perdue, 7.7%
Tyson , 20.7%
Pilgrim's Pride, 24.8%

Source: WATT Poultry USA, February 2007.
(1) Ready-To-Cook million pounds per week.

Expanded North American Footprint


Chicken Processing
Turkey Processing
Prepared Foods
Distribution Centers



U.S. Industry Overview

Recent Positive Pricing Trends

Breast Meat


$2.00
$1.00
2005
2006
2007
Boneless Skinless Breast Spot Prices
Boneless Skinless Breast 5 Year Rolling Averages
Boneless Skinless Breast 6 Month Rolling Averages

Source: Urner Barry
(1) Month-to-date thru May 14, 2007

Leg Quarters


$0.50
$0.40
$0.30
$0.20
$0.10
2005
2006
2007
Leg Quarter Spot Prices
Leg Quarter 5 Year Rolling Averages
Leg Quarter 6 Month Rolling Averages

Source: Urner Barry
(1) Month-to-date thru May 14, 2007

Georgia Dock


2005
2006
2007
GA Dock Spot Prices
GA Dock 5 Year Rolling Averages
GA Dock 6 Month Rolling Averages

Source: Urner Barry
(1) Month-to-date thru May 7, 2007

Wings


2005
2006
2007
Wing Spot Prices
Wing 5 Year Rolling Averages
Wing 6 Month Rolling Averages

Source: Urner Barry
(1) Month-to-date thru May 14, 2007

Other Industry Dynamics …

U.S. Chicken Consumption



CAGR
Chicken +79.4%
+2.2%
Beef (13.7%)
(0.5%)
Pork (14.0%)
(0.6%)
Turkey +65.1%
+1.9%
Per Capita Consumption (In Pounds)
90
80
70
60
50
40
30
20
10
0
1980
1983
1986
1989
1992
1995
1998
2001
2004
2007 P

Source: April 2007 National Chicken Council.

Corn Price and Percent Usage for Ethanol



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%

Source: USDA.

Cold Storage Inventories



Pounds (millions)

Source: USDA.

Corn Planting Progress



Percent Planted
90
80
70
60
50
40
30
20
10
0
4/08
4/15
4/22
4/29
5/6
5/13
2006
2007
5-Yr Avg.

Source: USDA

Chicken Industry Competitive Advantage

- Despite the recent increase in corn prices, the chicken industry will benefit from a better feed conversion rate compared to beef and pork companies
  - The chicken industry has the lowest feed conversion rate among the three key protein segments and therefore should be the least impacted by the potential increase in corn prices
- Additionally, the shorter cycle in chicken provides companies with more flexibility to adjust production for changes in feed ingredient prices

Feed Conversion Rates
(lbs feed / lbs meat)



Cattle
Hogs
Turkey
Chicken
8.3x
3.5x
3.0x
1.9x

Source: USDA.

Corn Price Projections to 2016



4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
$/bu.
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Harvest year

Source: USDA.



Business Overview

Geographic Sales Mix


Mexico
6.3%
93.7%
U.S.

Pro forma LTM
For the Period Ending 3/31/07*
$7,530.8 million

* Pro forma for acquisition of Gold Kist. See Appendix A for reconciliation.

...With More Diversified End Markets

- Enhances fresh retail and prepared foods opportunities

Pilgrim's Pride[(1)]


8%
72%
20%

FY 2006 Net Sales: $5.3 bn

Gold Kist[(1)]


7%
63%
31%

FY 2006 Net Sales: $2.1 bn

Combined[(1)]


8%
69%
23%

FY 2006 Net Sales: $7.4 bn

■ Foodservice ■ Retail ■ Export/Other

(1) Percentage of U.S. Chicken Sales Dollars

$100 Million Net Synergies Identified from GKIS Acquisition


Other, 7%
Live Operations, 15%
Procurement, 17%
SG&A, 24%
Processing, 37%

Differentiated by our Focus on Prepared Foods



($MM)
CAGR
2000 – 2003 12.6%
2000 – 2006 PF 23.2%
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
$637.1
47.7
589.4
$735.3
103.2
632.1
$818.2
158.3
659.9
$894.3
163.0
731.3
$1,767.6
213.8
1,553.8
$1,906.3
283.4
1,622.9
$1,875.8
308.5
1,567.3
$2,232.9
392.1
1840.8
$2,325.7
454.1
1,871.6
2000
2001
2002
2003
2004
2005
2006
2006 PF
LTM 3/31/07 PF
Foodservice
Retail

*See Appendix B for reconciliation

Pilgrim's Has National Coverage Across All Channels…

Broadline distributors



CHICKEN



Retail

Fast food





National account QSR



Driving Growth thru Innovation


Breakfast Plus
Sausage Patties
Chicken Breast Chunk Fritters
Spicy Buffalo
Wing Zings
Fully Cooked
Just Heat and Serve!
Eat Well Stay Healthy
Kids
Fully Cooked
Baked Not Fried
Breaded Chicken Breast Nuggets
Bagel Tenders!
Grilled Chicken Breast Strip
In Bagel Dough

At Pilgrim's Pride, we understand that delivering innovative ideas to our customers is the key to growth.

A "Natural" Growth Opportunity

- Research indicates that consumers want "natural" chicken
- Tremendous opportunity for us to leverage our consumer-trusted brand to meet growing demand for "natural" products
- USDA standards strictly define "natural"
  - Chill pack products are branded as "natural" within these guidelines
- Marketing and advertising will play to emotive qualities of brand



99% FAT FREE
Boneless Skinless Breast
Fillets
Nature Select™
THE NATURAL* CHICKEN
USDA A GRADE
KEEP REFRIGERATED
Air chilled for naturally great taste
No water added
• All vegetable diet
• No animal by-products
• No antibiotics administered
* No artificial ingredients, minimally processed



Rick Cogdill
Chief Financial Officer

Financial Overview

Formidable Protein Industry Player

LTM Revenues
($ in millions)

Company	LTM Revenues	3-Year Average EBITDA(2)	Chicken	Beef	Pork
Tyson Foods	$25,913	$1,065	✔	✔	✔
Smithfield Foods (1)	$11,535	$798		✔	✔
Swift & Co.	$9,550	$130		✔	✔
Pilgrim's Pride	PF $7,531	$686(3)	✔		
Hormel Foods	$5,834	$533		✔	✔
Sanderson Farms	$1,090	$108	✔		

Note: LTM results through the most recent twelve-month reporting period for each public entity.
(1) Does not include pro forma results from pending acquisition of Premium Standard Farms.
(2) 3-year average EBITDA corresponds to average of FY04, FY05, and FY06.
(3) Adjusted to combine historical EBITDA of Pilgrim's Pride and Gold Kist, to include $100 million in estimated net synergies, to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude recoveries resulting from our vitamin and methionine and other litigation, to exclude accounting adjustments related to benefit plans, and further adjusted to exclude benefit plan and pension settlement loss, conversion expenses, loss on investment, debt prepayment penalties, stock based compensation and expenses related to response to acquisition proposal and strategic alternatives associated with Gold Kist results of operations. See Appendix E for EBITDA Reconciliation. This information has not been prepared in accordance with Article 3-11 of Regulation SX and is not necessarily indicative of the results that would have occurred had Pilgrim's Pride acquired Gold Kist prior to the period reported.

Historical Financial Performance

($ in thousands)	Aggregate Combined Results[1]			Pro Forma Results	
	Fiscal Year Ended			FYE [2]	LTM[3][6]
	October 2, 2004[4]	October 1, 2005	September 30, 2006	September 30, 2006	March 31, 2007
Net Sales					
PPC	$5,363,723	$5,666,275	$5,235,565	$5,235,565	$5,957,141
GKIS	2,390,551	2,304,262	2,127,374	2,127,374	1,578,949
Pro forma Adjustment	na	na	na	(10,860)	(5,306)
Total Net Sales	$7,754,274	$7,970,537	$7,362,939	$7,352,079	$7,530,784
% Growth	*na*	*2.8%*	*-7.6%*	*na*	*na*
Gross profit					
PPC	$529,039	$745,199	$297,600	$297,600	$291,468
GKIS	391,012	320,084	86,203	86,203	65,214
Pro forma Adjustment	na	na	na	(25,656)	(16,623)
Total Gross Profit	$920,051	$1,065,283	$383,803	$358,147	$340,059
% of Net Sales	*11.9%*	*13.4%*	*5.2%*	*4.9%*	*4.5%*
Adjusted EBITDA[5]					
PPC	$440,693	$563,101	$143,168	$143,168	$135,047
GKIS	314,691	261,851	33,471	33,471	27,008
Pro forma Adjustment	na	na	na	118,678	43,165
Total Adjusted EBITDA[5]	$755,384	$824,952	$176,639	$295,317	$205,220
% of Net Sales	*9.7%*	*10.4%*	*2.4%*	*4.0%*	*2.7%*
Capital expenditures	$143,020	$197,348	$234,320	$234,320	$214,197
% of Net Sales	*1.8%*	*2.5%*	*3.2%*	*3.2%*	*2.8%*

(1) The combined financial information represents the sum of the applicable components of Gold Kist's and Pilgrim's Pride's reported financial results, has not been prepared in accordance with Article 3-11 of Regulation SX and is not necessarily indicative of the results that would have occurred had Pilgrim's Pride acquired Gold Kist prior to the period reported.

(2) Pro Forma giving effect to the Gold Kist acquisition. See unaudited pro forma financial data in Form 8-K/A dated January 24, 2007.

(3) Pro Forma giving effect to the Gold Kist acquisition. See Appendix D for reconciliation.

(4) GKIS FY Ended October 2, 2004 data reflects LTM 10/2/2004, taking into account GKIS's transition period. See Appendix C for reconciliation.

(5) See Appendix E for Adjusted EBITDA Reconciliation.

(6) Starting at the beginning of the 2nd quarter of fiscal 2007, Gold Kist operations are included in Pilgrim's Pride results.

PPC Reported Operating Margin as % of Sales

Fiscal Years Ended

$100 Million Synergies = approximately .68% Net Effect on O.I. assuming $8 billion in annual sales



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.2%
8.1%
5.8%
5.0%
4.0%
3.4%
5.4%
4.4%
5.1%
4.3%
1.9%
1.2%
4.3%
2.4%
0.7%
8.6%
6.2%
5.0%
9.2%
7.7%
0.7%
0.2%
0.1%
1997
1998
1999
2000
2001
2002*
2003*
2004*
2005*
2006*
US Chicken
All Operations
Adj. All Operations
Adj. Median (5.18%)
Adj. Median +/- 1SD (2.62%)

* See Appendix I for Fiscal 2002 thru 2006 Adjusted Operating Income Reconciliations.

Capital Expenditures: Investing Behind Growth & Efficiency



Fiscal Years Ended
($ in millions)
Maintenance/Other
Expansion/Efficiency
250
230
210
190
170
150
130
110
90
70
50
30
10
-10
$92.1
$44.1
$48.0
$112.6
$59.3
$53.3
$80.4
$61.6
$18.8
$89.9
$22.0
$67.9
$79.6
$33.4
$46.2
$116.6
$47.9
$68.7
$143.9
$64.1
$79.8
$214.2
$102.7
$111.5
2000
2001
2002
2003
2004
2005
2006
LTM 3/31/07 PF

The Company projects FY 2007 capital expenditures of approximately $150 – $175 million

Pilgrim's Pride Balance Sheet

Fiscal Years Ended
Million $



$4,400
$4,000
$3,600
$3,200
$2,800
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$2,512
$595
$693
$1,224
$2,427
$577
$733
$1,117
$4,147
$863
$2,215
$1,069
2005
2006
2Q FY 07
Assets
Short-Term Liabilities
Long-Term Liabilities
Equity

Liquidity and Capital Resources

We've Historically maintained significant liquidity

As of March 31, 2007

($ in millions)

Source of Liquidity	Facility Amount	Amount Outstanding	Net Availability
Cash and cash equivalents	$ -	$ -	$69.2
Investments in available for sale securities	-	-	24.0
Debt Facilities:			
Revolving Credit Facilities [1]	350.5	50.5	211.6 [2]
CoBank Credit Facilities	1,300.0	774.8	525.0
Receivable Purchase Agreement	125.0	-	125.0
Total	**$1,775.5**	**$825.3**	**$954.8**

(1) Consists of a $300 million Domestic Revolving Credit Facility secured by PPC's domestic chicken inventories and a $50.5 million Revolving Credit Facility secured by the capital stock of PPC's Mexico subsidiaries.

(2) At March 31, 2007, PPC had $86.1 million in letters of credit outstanding relating to normal business transactions.

Debt Maturity Profile

($ in millions)

- No near-term debt maturity provides further credit protection and liquidity for Pilgrim's Pride
- Annual interest expense of ~$145 million



$3.9
$10.1
$8.3
$8.4
$356.5
$58.7
$0.3
$297.5
$8.1
$22.9
$8.3
$408.2
$8.2
$400.0
$706.4
$250.1
$5.0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Thereafter
Bond
Notes Payable(1)
Industrial Revenue Bond

Note: Maturity Profile is based on fiscal years.

(1) Notes payable consists of $826.1 million of revolving/term credit facilities and other notes payable of $2.2 million.

Pro Forma Credit Metrics

($ in millions)

FY04 thru FY06 Average Adjusted EBITDA[1]	$686
LTM 3/31/2007 Adjusted EBITDA[1]	205
LTM 3/31/2007 Interest Expense[2]	154
3-Year Average Adjusted EBITDA	
Sr. Secured Debt / 3-Year Average Adjusted EBITDA	1.2x
Total Debt / 3-Year Average Adjusted EBITDA	2.6
Net Debt / 3-Year Average Adjusted EBITDA	2.5
3-Year Average Adjusted EBITDA / Interest Expense	4.5
LTM 3/31/2007 EBITDA	
Sr. Secured Debt / LTM 3/31/2007 Adjusted EBITDA	4.1x
Total Debt / LTM 3/31/2007 Adjusted EBITDA	8.8
Net Debt / LTM 3/31/2007 Adjusted EBITDA	8.4
LTM 3/31/2007 Adjusted EBITDA / Interest Expense	1.3

(1) Includes $100 million in estimated net synergies. See Appendix E for Adjusted EBITDA Reconciliations.

(2) See Appendix A for reconciliation of LTM Interest Expense.

Going Forward…Our Financial Goals Remain Clear

Utilize free cash flow to fund internal growth and repay indebtedness

Continue reducing leverage with excess cash-flow

Selectively pursue expansion opportunities that generate high rates of return

We believe our growth opportunities are still outstanding!

Questions & Answers



Pilgrim's Pride Corporation

BMO Capital Markets
Agriculture And Protein Conference

May 17, 2007



Appendix

Reconciliation of Non-GAAP Measures and Other Computations

Appendix A – Reconciliation
Other Pro forma Reconciliations LTM Ending 3/31/07

($ in millions)	FYE 9/30/2006	-	6 Months Ended 4/1/2006	+	6 Months Ended 3/31/2007	=	Pro forma LTM Ending 3/31/2007*
Net Sales							
Pro forma U.S. Net Sales	$ 6,916,328		$ 3,476,687		$ 3,618,497		$ 7,058,138
Mexico Net Sales	435,751		203,515		240,410		472,646
Total Proforma Net Sales[(1)]	$ 7,352,079		$ 3,680,202		$ 3,858,907		$ 7,530,784

Pro forma Interest Expense[(1)]	$ 145,511	$ 71,404	$ 80,385	$ 154,492

*Pro forma LTM equals FYE 9/30/06 less 6 Months Ended 4/01/06 plus 6 Months Ended 03/31/07.

Appendix B - Reconciliation
Pro forma LTM U.S. Chicken Net Sales

($ in millions)

	FYE 9/30/2006	-	6 Mos. Ended 4/1/2006	+	6 Mos. Ended 3/31/2007	=	Pro forma LTM 3/31/2007 (1)(2)
U.S Chicken Sales:							
Prepared Foods:							
Foodservice	$ 1,840.8		$ 909.7		$ 940.4		$ 1,871.5
Retail	392.1		190.7		252.8		454.2
Total Prepared Foods	$ 2,232.9		$ 1,100.4		$ 1,193.2		$ 2,325.7
Fresh Chicken:							
Foodservice	$ 2,409.7		$ 1,202.6		$ 1,222.8		$ 2,429.9
Retail	1,044.4		515.8		534.4		1,063.0
Total Fresh Chicken	$ 3,454.1		$ 1,718.4		$ 1,757.2		$ 3,492.9
Export & Other:							
Export:							
Prepared Foods	$ 71.8		$ 35.9		$ 39.4		$ 75.3
Chicken	389.2		195.5		228.6		422.3
Total Export	$ 461.0		$ 231.4		$ 268.0		$ 497.6
Other Chicken By Products	22.3		12.2		10.9		21.0
Total Export and Other	$ 483.3		$ 243.6		$ 278.9		$ 518.6
Total U.S. Chicken	**$ 6,170.3**		**$ 3,062.4**		**$ 3,229.3**		**$ 6,337.2**

(1) Includes sales from the Gold Kist Acquisition since the beginning of the second fiscal quarter of 2007.

(2) Pro forma LTM for the Q ended 3/31/07 equals FYE 9/30/06 less 6 Mos. Ended 4/01/06 plus 6 Mos. Ended 3/31/07.

Appendix C – Reconciliation
Gold Kist Financial Performance

Gold Kist Summary Financial Information(1)

($ in millions)	FYE 6/26/04	-	Q Ended 9/27/03	+	Transition Q End 10/2/04	=	LTM 10/2/04
Net Income	110.894		23.485		34.018		121.427
Add-backs:							
Income Tax Expense (Benefit)	41.817		11.746		18.772		48.843
Net Interest Expense	27.799		7.430		7.879		28.248
Depreciation & Amortization(1)	39.592		9.964		10.030		39.658
EBITDA	**220.102**		**52.625**		**70.699**		**238.176**
Adjustments:							
Benefit Plan and Pension Settlement Loss	10.288		0		0		10.288
Conversion Expenses	0		0		2.522		2.522
Loss on Investment	57.364		0		0		57.364
Debt Prepayment Penalties	6.341		0		0		6.341
Adjusted EBITDA	**294.095**		**52.625**		**73.221**		**314.691**

(1) Excludes amortization of capitalized finance costs and includes amortization of share-based compensation.

Appendix D - Reconciliation
Combined Summary Financial Information

($ in thousands)

	FYE 9/30/2006[2]	-	6 Mos. Ended 4/01/2006[2]	+	6 Mos. Ended 3/31/2007[2][4]	=	Pro Forma LTM[1][2][4] Q Ended 3/31/2007
Net Sales							
PPC	$5,235,565		$2,609,521		$3,331,097		$5,957,141
GKIS	2,127,374		1,077,725		529,300		1,578,949
Pro forma Adjustment	(10,860)		(7,044)		(1,490)		(5,306)
Total Net Sales	$7,352,079		$3,680,202		$3,858,907		$7,530,784
Gross profit							
PPC	$297,600		$155,601		$149,469		$291,468
GKIS	86,203		29,545		8,556		65,214
Pro Forma Adjustment	(25,656)		(19,548)		(10,515)		(16,623)
Total Gross Profit	$358,147		$165,598		$147,510		$340,059
% of Net Sales	*4.9%*		*4.5%*		*3.8%*		*4.5%*
Adjusted EBITDA[3]							
PPC	$143,168		$69,579		$61,458		$135,047
GKIS	33,470		4,124		-2,338		27,008
Pro Forma Adjustment	118,679		128,431		52,917		43,165
Total Adjusted EBITDA[3]	$295,317		$202,134		$112,037		$205,220
% of Net Sales	*4.0%*		*5.5%*		*2.9%*		*2.7%*
Capital expenditures							
PPC	$143,882		$74,519		$94,451		$163,814
GKIS	90,438		52,797		12,742		50,383
Total Capital Expenditures	$234,320		$127,316		$107,193		$214,197
% of Net Sales	*3.2%*		*3.5%*		*2.8%*		*2.8%*

(1) Pro forma LTM for the Q ended 3/31/07 equals FYE 9/30/06 less 6 Mos. Ended 4/01/06 plus 6 Mos. Ended 3/31/07.

(2) Pro Forma giving effect to the Gold Kist acquisition. See unaudited pro forma financial data in Form 8-K/A dated January 24, 2007.

(3) See Appendix G and Appendix H for Adjusted EBITDA Reconciliation.

(4) Starting at the beginning of the 2nd quarter of fiscal 2007, Gold Kist operations are included in Pilgrim's Pride results.

Appendix E – Reconciliation
Pro forma LTM Ending 3/31/07 Adjusted EBITDA

($ in millions)	Fiscal Year 2004[1]	Fiscal Year 2005	Fiscal Year 2006	Pro Forma Fiscal Year 2006[3][4]	Pro Forma LTM 3/31/07[4][5]
Pilgrim's Pride					
Net Income	128.340	264.919	-34.232	-112.622	-140.469
Add-Backs:					
Income Tax Expense (Benefit)	80.195	138.544	-2.085	-50.822	-132.660
Net Interest Expense	52.129	43.932	40.553	129.935	144.680
Depreciation & Amortization[2]	111.837	132.623	132.521	210.250	213.275
Adjustments:					
Non-Recurring Recoveries	-23.891	0	0	0	0
Turkey Restructuring	64.160	0	0	0	0
Other Restructuring Charges	7.923	0	0	0	0
Turkey Asset Sales	0	-5.217	0	0	0
Turkey Recall Effects	20.000	0	0	0	0
Litigation Settlements	0	-11.700	0	0	0
Accounting adjustments related to benefit plans	0	0	6.405	6.405	6.405
Stock Based Compensation	0	0	0	6.019	5.223
Expenses related to response to acquisition proposal and strategic alternatives	0	0	0	6.152	8.766
Adjusted EBITDA	440.693	563.101	143.162	195.317	105.220
Estimated Net Synergies	0	0	0	100.000	100.000
Adjusted EBITDA + Estimated Net Synergies	440.693	563.101	143.162	295.317	205.220
Gold Kist					
Net Income	121.427	112.246	-17.745		
Add-Backs:					
Income Tax Expense (Benefit)	48.843	61.591	-14.624		
Net Interest Expense	28.248	17.713	9.819		
Depreciation & Amortization[2]	39.658	41.996	43.850		
Adjustments:					
Benefit Plan and Pension Settlement Loss	10.288	0.906	0		
Conversion Expenses	2.522	1.418	0		
Loss on Investment	57.364	0	0		
Debt Prepayment Penalties	6.341	16.186	0		
Stock Based Compensation	0	9.795	6.019		
Expenses related to response to acquisition proposal and strategic alternatives	0	0	6.152		
Adjusted EBITDA	314.691	261.851	33.471		
Combined Adjusted EBITDA[6]	755.384	824.952	176.633		
3-Year Average Adjusted EBITDA			585.656		
3-Year Average Adjusted EBITDA + Estimated Net Synergies[4]			685.656		

(1) Gold Kist's FY 2004 data reflects LTM 10/2/2004, taking into account Gold Kist's transition period. See Appendix F for LTM reconciliation.
(2) Excludes amortization of capitalized finance costs and amortization of share-based compensation.
(3) Pro Forma giving effect to the Gold Kist acquisition. See unaudited pro forma financial data in Form 8-K/A dated January 24, 2007.
(4) Includes $100 million in in estimated net synergies.
(5) Pro Forma giving effect of the Gold Kist acquisition. See Appendix H for reconciliation of LTM Pro forma Adjusted EBITDA + Estimated Net Synergies
(6) The combined financial information represents the sum of the applicable components of Gold Kist's and Pilgrim's Pride's reported financial results, has not been prepared in accordance with Article 3-[illegible] of Regulation SX and is not necessarily indicative of the results that would have occurred had Pilgrim's Pride acquired Gold Kist prior to the period reported.

Appendix F – Reconciliation
GKIS LTM Ending 10/2/04 Adjusted EBITDA

($ in millions)	FYE 6/26/04	-	Q Ended 9/27/03	+	Transition Q End 10/2/04	=	LTM 10/2/04
Net Income	110.894		23.485		34.018		121.427
Add-backs:							
Income Tax Expense (Benefit)	41.817		11.746		18.772		48.843
Net Interest Expense	27.799		7.430		7.879		28.248
Depreciation & Amortization[1]	39.592		9.964		10.030		39.658
EBITDA	**220.102**		**52.625**		**70.699**		**238.176**
Adjustments:							
Benefit Plan and Pension Settlement Loss	10.288		0		0		10.288
Conversion Expenses	0		0		2.522		2.522
Loss on Investment	57.364		0		0		57.364
Debt Prepayment Penalties	6.341		0		0		6.341
Adjusted EBITDA	**294.095**		**52.625**		**73.221**		**314.691**

(1) Excludes amortization of capitalized finance costs and includes amortization of share-based compensation.

Appendix G – Reconciliation
Pro forma LTM Ending 3/31/07 Adjusted EBITDA

($ in millions)	6 Months Ended 4/01/06	FYE 9/30/06	6 Months Ended 3/31/07 (4)	Pro forma LTM Ending 3/31/07 (1)(2)
Pilgrim's Pride				
Net Income	-8.276	-34.232	-48.813	-140.469
Add-Backs:				
Income Tax Expense (Benefit)	-4.185	-2.085	-25.804	-132.660
Net Interest Expense	18.505	40.553	50.216	144.680
Depreciation & Amortization (3)	63.535	132.527	85.859	213.275
Adjustments:				
Accounting Adjustments Related to Benefit Plans	0	6.405	0	6.405
Stock based compensation	0	0	0	5.223
Expenses related to response to acquisition proposal and strategic alternatives	0	0	0	8.766
Synergies:				
Estimated Net Synergies	**0**	**0**	**0**	**100.000**
Adjusted EBITDA + Estimated Net Synergies	**69.579**	**143.168**	**61.458**	**205.220**
Gold Kist				
Net Income	-13.684	-17.745	-13.866	
Add-Backs:				
Income Tax Expense (Benefit)	-11.391	-14.624	-9.322	
Net Interest Expense	5.317	9.819	3.633	
Depreciation & Amortization (3)	21.573	43.849	13.090	
Adjustments:				
Stock Based Compensation	2.309	6.019	1.513	
Expenses related to response to acquisition proposal and strategic alternatives	0	6.152	2.614	
Adjusted EBITDA	**4.124**	**33.470**	**-2.338**	
Combined Adjusted EBITDA	**73.703**	**176.638**	**59.120**	

(1) See Appendix H for reconciliation of LTM Pro forma EBITDA.
(2) Includes $100 million in estimated net synergies related to the Gold Kist Acquisition.
(3) Excludes amortization of capitalized financing cost and amortization of share-based compensation.
(4) Starting at the beginning of the 2nd quarter of fiscal 2007, Gold Kist operations are included in Pilgrim's Pride results.

Appendix H – Reconciliation
Pro forma LTM Ending 3/31/07 Adjusted EBITDA

($ in millions)

	FYE 9/30/2006	-	6 Mos. Ended 4/1/2006	+	6 Mos. Ended 3/31/2007	=	Pro forma LTM 3/31/2007(1)
Net Income	-112.622		-55.073		-82.920		-140.469
Add-backs:							
Income Tax Expense (Benefit)	-50.822		35.327		-46.511		-132.660
Net Interest Expense	129.935		61.293		76.038		144.680
Depreciation & Amortization(1)	214.796		111.088		112.775		216.483
Less:							
Amortization of Capitalized Financing Costs	4.546		2.810		1.472		3.208
Adjustments:							
Accounting adjustments related to benefit plans	6.405		0.000		0.000		6.405
Stock Based Compensation	6.019		2.309		1.513		5.223
Expenses related to response to acquisition proposal and strategic alternatives	6.152		0.000		2.614		8.766
Estimated Net Synergies:	100.000		50.000		50.000		100.000
Adjusted EBITDA + Estimated Net Synergies	**295.317**		**202.134**		**112.037**		**205.220**

(1) Includes $100 million in estimated net synergies related to the Gold Kist acquisition.

Appendix I – Reconciliation
Adjusted Operating Margin as % of Sales

($ in thousands)	Fiscal Years Ended				
	09/30/06	**10/01/05**	**10/02/04**	**09/27/03**	**09/28/02**
Net Sales	$ 5,235,565	$ 5,666,275	$ 5,363,723	$ 2,619,345	$ 2,533,718
Adjustments:					
Estimated Turkey Recall Effects			43,800	98,000	
Adjusted Sales	**$ 5,235,565**	**$ 5,666,275**	**$ 5,407,523**	**$ 2,717,345**	**$ 2,533,718**
Operating Income	$ 3,002	$ 435,812	$ 265,314	$ 63,613	$ 29,904
Adjustments:					
Non-Recurring Recoveries	-	-	(23,891)	(46,479)	(756)
Turkey Restructuring	-	-	64,160	-	-
Other Restructuring Charges	-	-	7,923	-	-
Turkey Asset Sales	-	(5,277)	-	-	-
Estimated Turkey Recall Effects	-	-	20,000	49,000	-
Accounting Effects due to Benefit Plans	6,405	-	-	-	-
Adjusted Operating Income	**$ 9,407**	**$ 430,535**	**$ 333,506**	**$ 66,134**	**$ 29,148**
Adjusted Operating Margin %	***0.18%***	***7.60%***	***6.17%***	***2.43%***	***1.15%***